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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

             ING Global Equity Dividend and Premium Opportunity Fund
         ---------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

               Delaware                                 20-2326466
---------------------------------------- ---------------------------------------
      (State of Incorporation)              (IRS Employer Identification
                                                        Number)

    7337 E. Doubletree Ranch Road
            Scottsdale, AZ                                85258
---------------------------------------- ---------------------------------------
(Address of principal executive offices)               (Zip Code)

If this Form relates to the               If this Form relates to the
registration of a class of securities     registration of a class of securities
pursuant to Section 12(b) of the          pursuant to Section 12(g) of the
Exchange Act and is effective pursuant    Exchange Act and is effective pursuant
to General Instruction A.(c), check       to General Instruction A.(d), check
the following box. /X/                    the following box. / /

Securities Act registration statement file number to which this form relates:
333-114333

Securities to be registered pursuant to Section 12(b) of the Act:

        TITLE OF EACH CLASS                  NAME OF EACH EXCHANGE ON WHICH
        TO BE SO REGISTERED                  EACH CLASS IS TO BE REGISTERED
---------------------------------------- ---------------------------------------
Common shares of beneficial interest,            New York Stock Exchange
    $0.01 Par Value Per Share

Securities to be registered pursuant to Section 12(g) of the Act:

                                      None
                  --------------------------------------------
                                (Title of class)

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ITEM 1.   DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

The description of the Registrant's securities to be registered is incorporated by reference to the description contained under the caption "Description of Shares" in Pre-Effective Amendment No. 3 to the Registrant's Registration Statement on Form N-2/A (File Nos. 333-114333 and 811-21553), as filed electronically with the Securities and Exchange Commission (the "Commission") on February 25, 2005 (Accession No. 0001047469-05-004639).

ITEM 2.   EXHIBITS

The following exhibits are being filed with the Commission:

(a) Certificate of Amendment to Trust dated April 26, 2004, incorporated by reference to Pre-Effective Amendment No. 3, filed February 25, 2005.

(b) Certificate of Amendment to Trust dated January 1, 2005, incorporated by reference to Pre-Effective Amendment No. 3, filed February 25, 2005.

(c) Form of Amended and Restated Declaration of Trust dated February 11, 2005, incorporated by reference to Pre-Effective Amendment No. 3, filed February 25, 2005.

(d) Bylaws, incorporated by reference to Pre-Effective Amendment No. 3, filed February 25, 2005.

(e) Form of Dividend Reinvestment Plan of Registrant, incorporated by reference to Pre-Effective Amendment No. 3, filed February 25, 2005.

(f) Form of Investment Management Agreement between ING Investments, LLC and Registrant, incorporated by reference to Pre-Effective Amendment No. 3, filed February 25, 2005.

(g) Form of Fee Waiver Agreement between ING Global Equity Dividend and Premium Opportunity Fund and ING Investments, LLC, incorporated by reference to Pre-Effective Amendment No. 3, filed February 25, 2005.

(h) Form of Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management Advisors, B.V., incorporated by reference to Pre-Effective Amendment No. 3, filed February 25, 2005.

(i) Form of Fee Waiver Agreement between ING Investments, LLC and ING Investment Management Advisors, B.V, incorporated by reference to Pre-Effective Amendment No. 3, filed February 25, 2005.

(j) Form of Master Selected Dealer Agreement, incorporated by reference to Pre-Effective Amendment No. 3, filed February 25, 2005.

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(k)  Form of Master Agreement Among Underwriters, incorporated by reference to
     Pre-Effective Amendment No. 3, filed February 25, 2005.

(1) Custodian Agreement between Registrant and The Bank of New York, incorporated by reference to Pre-Effective Amendment No. 3, filed February 25, 2005.

(m) Form of Amended Exhibit A between Registrant and The Bank of New York, incorporated by reference to Pre-Effective Amendment No. 3, filed February 25, 2005.

(n) Form of Administration Agreement between Registrant and ING Funds Services, LLC, incorporated by reference to Pre-Effective Amendment No. 3, filed February 25, 2005.

(o) Securities Lending Agreement and Guaranty between the Registrant and The Bank of New York, incorporated by reference to Pre-Effective Amendment No. 3, filed February 25, 2005.

(p) Form of Amended Exhibit A to the Securities Lending Agreement between the Registrant and The Bank of New York, incorporated by reference to Pre-Effective Amendment No. 3, filed February 25, 2005.

(q) Code of Ethics for ING Investments, LLC, incorporated by reference to Pre-Effective Amendment No. 3, filed February 25, 2005.

(r) Code of Ethics of ING Investment Management Advisors BV, incorporated by reference to Pre-Effective Amendment No. 3, filed February 25, 2005.

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                                    SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized, on the 4th day of March, 2005.

                                      ING GLOBAL EQUITY DIVIDEND AND PREMIUM
                                      OPPORTUNITY FUND


                                      By:  /s/ Huey P. Falgout
                                              ----------------------------
                                           Huey P. Falgout, Jr.
                                           Secretary

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